EXHIBIT 99.1
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               CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                        PURSUANT TO SECTION 906
                   OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report on Form 10-Q of CoolSavings, Inc. (the "Company") for the quarterly period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Matthew Moog, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                            By:   /s/  Matthew Moog
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                                  Matthew Moog
                                  Chief Executive Officer
                                  May 14, 2003


     A signed original of this written statement required by Section 906 has been provided to CoolSavings, Inc. and will be retained by CoolSavings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.